                         INTERCOMPANY SUBORDINATION AGREEMENT


THIS INTERCOMPANY SUBORDINATION AGREEMENT (this "Agreement"), dated as of June 9, 1999, is made among the Obligors (as defined below), and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), as agent for the Lender Group (in such capacity, together with its successors, if any, in such capacity, "Agent").

              WHEREAS, the Obligors and the Lender Group are parties to that certain Loan and Security Agreement dated as of even date herewith (as amended, modified, renewed, extended, or replaced from time to time, the "Loan Agreement"), pursuant to which the Lender Group has agreed to make certain financial accommodations to the Obligors;

              WHEREAS, each Obligor has made or may make certain loans or advances from time to time to one or more other Obligors;

              WHEREAS, each Obligor has agreed to the subordination of such indebtedness of each other Obligor to such Obligor, upon the terms and subject to the conditions set forth in this Agreement.

              NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

              SECTION 1     Definitions; Interpretation.

              (a) Terms Defined in Loan Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

              (b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

              "Insolvency Event" has the meaning set forth in Section 3.

              "Lender Group" shall mean, individually and collectively, each of the Lenders and Foothill, in its capacity as "Agent" (as such term is defined in the Loan Agreement) for the Lenders.

              "Lenders" means, individually and collectively, each of the financial institutions (including Foothill) listed on the signature pages of the Loan Agreement and any other Person made a party thereto in accordance with the provisions of Section 14.1 thereof (together with their respective successors and assigns).

              "Obligors" means, individually and collectively, Star Telecommunications, Inc., a Delaware corporation, CEO Telecommunications, Inc., a California corporation, CEO California Telecommunications, Inc., a California corporation, PT-1 Communications, Inc., a New York corporation, PT-1 Long Distance, Inc., a Delaware corporation, Helvey Com, Inc., a Delaware corporation, Lucius Enterprises, Inc., a California corporation, AS Telecommunications, Inc., an Arizona corporation, PT-1 Technologies, Inc., a Delaware corporation, PT-1 Holdings I, Inc., a Delaware corporation, PT-1 Holdings II, Inc., a Delaware corporation, Nationwide Distributors, Inc., a Delaware corporation, Technology Leasing, Inc., a Delaware corporation, PT-1 Phonecard, L.P., a Texas limited partnership, Platform Services, L.P., a Delaware limited partnership, PT-1 Communications Puerto Rico, Inc., a Delaware corporation, Investment Services, Inc., a Delaware corporation, and any other Obligor that now or in the future executes and delivers a joinder to the Loan Agreement as an "Obligor".

              "Senior Debt" means the Obligations and other indebtedness and liabilities of the Obligors to the Lender Group under or in connection with the Loan Agreement and the other Loan Documents, including all unpaid principal of the Loans, all interest accrued thereon, all fees due under the Loan Agreement and the other Loan Documents, and all other amounts payable by the Obligors to the Lender Group thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

              "Subordinated Debt" means, with respect to each Obligor, all indebtedness, liabilities, and other obligations of any other Obligor owing to such Obligor in respect of any and all loans or advances made by such Obligor to such other Obligor whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by any other Obligor to such Obligor under or in connection with any documents or instruments related thereto.

              "Subordinated Debt Payment" means any payment or distribution by or on behalf of the Obligors, directly or indirectly, of assets of the Obligors of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of any collection, sale, or other disposition of collateral, or by setoff, exchange, or in any other manner, for or on account of the Subordinated Debt.

              (c) Interpretation. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation referred to. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

              SECTION 2 SUBORDINATION TO PAYMENT OF SENIOR DEBT. As to each Obligor, all payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment, in full, in cash or cash equivalents of the Senior Debt.

              SECTION 3 SUBORDINATION UPON ANY DISTRIBUTION OF ASSETS OF THE OBLIGORS. As to each Obligor, in the event of any payment or distribution of assets of any other Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such other Obligor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such other Obligor, or otherwise (such events, collectively, the "Insolvency Events"): (i) all amounts owing on account of the Senior Debt shall first be paid, in full, in cash, or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and
(ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which such Obligor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to Agent for the benefit of the Lender Group for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to the Lender Group or Agent for the benefit thereof in respect of such Senior Debt.

              SECTION 4     PAYMENTS ON SUBORDINATED DEBT.

              (a) Permitted Payments. So long as no Event of Default has occurred and is continuing, each Obligor may make, and each other Obligor shall be entitled to accept and receive, payments on account of the Subordinated Debt in the ordinary course of business.

              (b) No Payment Upon Senior Debt Defaults. Upon the occurrence of any Event of Default, and until such Event of Default is cured or waived, each Obligor shall not make, and each other Obligor shall not accept or receive, any Subordinated Debt Payment, except to the extent expressly permitted by the Loan Agreement.

              SECTION 5 SUBORDINATION OF REMEDIES. As long as any Senior Debt shall remain outstanding and unpaid, following the occurrence of any Event of Default and until such Event of Default is cured or waived, each Obligor shall not, without the prior written consent of Agent:

              (a) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of any other Obligor owing to such Obligor;

              (b) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

              (c) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of such Obligor to any other Obligor against any of the Subordinated Debt; or

              (d) commence, or cause to be commenced, or join with any creditor other than the Lender Group or Agent on behalf thereof in commencing, any bankruptcy, insolvency, or receivership proceeding against the other Obligor.

              SECTION 6 PAYMENT OVER TO AGENT. In the event that, notwithstanding the provisions of Sections 3, 4, and 5, any Subordinated Debt Payments shall be received in contravention of such Sections 3, 4, and 5 by any Obligor before all Senior Debt is paid, in full, in cash or cash equivalents, such Subordinated Debt Payments shall be held in trust for the benefit of the Lender Group and shall be paid over or delivered to Agent for the benefit of the Lender Group for application to the payment, in full, in cash or cash equivalents of all Senior Debt remaining unpaid to the extent necessary to give effect to such Sections 3, 4, and 5, after giving effect to any concurrent payments or distributions to the Lender Group in respect of the Senior Debt.

              SECTION 7 AUTHORIZATION TO AGENT. If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur and be continuing with respect to the other Obligor or its property: (i) Agent on behalf of the Lender Group is hereby irrevocably authorized and empowered (in the name of each Obligor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Lender Group; and (ii) each Obligor shall promptly take such action as Agent reasonably may request
(A) to collect the Subordinated Debt for the account of the Lender Group and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to Agent such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.

              SECTION 8     CERTAIN AGREEMENTS OF EACH OBLIGOR.

              (a) NO BENEFITS. Each Obligor understands that there may be various agreements between the Lender Group and any other Obligor evidencing and governing the Senior Debt, and each Obligor acknowledges and agrees that such agreements are not intended to confer any benefits on such Obligor and that the Lender Group and Agent on behalf thereof shall have no obligation to such Obligor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

              (b) NO INTERFERENCE. Each Obligor acknowledges that each other Obligor has granted to Agent for the benefit of the Lender Group security interests in all of such other Obligor' assets, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by the Lender Group or Agent on behalf thereof in accordance with applicable law.

              (c) RELIANCE BY THE LENDER GROUP. Each Obligor acknowledges and agrees that the Lender Group will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and making or issuing the Loans thereunder.

              (d) WAIVERS. Except as provided under the Loan Agreement, each Obligor hereby waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

              (e) OBLIGATIONS OF EACH OBLIGOR NOT AFFECTED. Each Obligor hereby agrees that at any time and from time to time, without notice to or the consent of such Obligor, without incurring responsibility to such Obligor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of the Lender Group hereunder: (i) the time for any other Obligor's performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by the Lender Group or Agent on behalf thereof; (ii) the agreements of any other Obligor with respect to the Loan Documents may from time to time be modified by such other Obligor and the Lender Group or Agent on behalf thereof for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such other Obligor or the Lender Group thereunder; (iii) the manner, place, or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by any other Obligor and the Lender Group or Agent on behalf thereof; (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of Agent for the benefit of the Lender Group may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the other Obligor, any other Person, or with respect to any Collateral may be exercised (or the Lender Group or Agent on behalf thereof may waive or refrain from exercising such rights).

              (f) RIGHTS OF THE LENDER GROUP NOT TO BE IMPAIRED. No right of the Lender Group or Agent on behalf thereof to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any other Obligor, the Lender Group, or Agent hereunder or under or in connection with the other Loan Documents or by any noncompliance by the other Obligor with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof the Lender Group or Agent on behalf thereof may have or otherwise be charged with.

              (g) FINANCIAL CONDITION OF THE OBLIGORS. Except as provided under the Loan Agreement, each Obligor shall not have any right to require the Lender Group to obtain or disclose any information with respect to: (i) the financial condition or character of any other Obligor or the ability of the other Obligor to pay and perform Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of the Lender Group or any other Person; or
(vi) any other matter, fact, or occurrence whatsoever.

              (h) ACQUISITION OF LIENS OR GUARANTIES. Each Obligor shall not, without the prior consent of Agent, acquire any right or interest in or to any Collateral not owned by such Obligor or accept any guaranties for the Subordinated Debt.

              SECTION 9     SUBROGATION.

              (a) SUBROGATION. Until the payment and performance in full of all Senior Debt, each Obligor shall not have, and shall not directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to the Lender Group hereunder or otherwise. Upon the payment and performance in full of all Senior Debt (other than Contingent Surviving Obligations), each Obligor shall be entitled to exercise in full any subrogated rights it may possess with respect to the rights of the Lender Group to receive payments or distributions applicable to the Senior Debt until the Subordinated Debt shall be paid in full. For the purposes of the foregoing subrogation, no payments or distributions to the Lender Group of any cash, property, or securities to which any Obligor would be entitled except for the provisions of Section 3, 4, or 5 shall, as among such Obligor, its creditors (other than the Lender Group), and the other Obligor, be deemed to be a payment by the other Obligors to or on account of the Senior Debt.

              (b) PAYMENTS OVER TO THE OBLIGORS. If any payment or distribution to which any Obligor would otherwise have been entitled but for the provisions of Section 3, 4, or 5 shall have been applied pursuant to the provisions of Section 3, 4, or 5 to the payment of all amounts payable under the Senior Debt, such Obligor shall be entitled to receive from the Lender Group any payments or distributions received by the Lender Group in excess of the amount sufficient to pay in full all amounts payable under or in respect of the Senior Debt. If any such excess payment is made to the Lender Group, the Lender Group shall promptly remit such excess to such Obligor and until so remitted shall hold such excess payment for the benefit of such Obligor.

              SECTION 10    CONTINUING AGREEMENT; REINSTATEMENT.

              (a) CONTINUING AGREEMENT. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Obligor until payment and performance in full of the Senior Debt. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the other Obligor.

              (b) REINSTATEMENT. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of any other Obligor shall be rescinded or must otherwise be restored by the Lender Group, whether as a result of an Insolvency Event or otherwise.

              SECTION 11 TRANSFER OF SUBORDINATED DEBT. Each Obligor may not assign or transfer its rights and obligations in respect of the Subordinated Debt except to another Obligor without the prior written consent of Agent, and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form satisfactory to Agent.

              SECTION 12 OBLIGATIONS OF THE OBLIGORS NOT AFFECTED. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Obligor against the other Obligors, on the one hand, and of the Lender Group and Agent on behalf thereof against the other Obligors, on the other hand. Nothing contained in this Agreement shall (i) impair, as between each Obligor and the other Obligors, the obligation of the other Obligors to pay their respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of each Obligor against the other Obligors, on the one hand, and of the creditors (other than the Lender Group) of the other Obligosr against the other Obligors, on the other hand.

              SECTION 13 ENDORSEMENT OF OBLIGOR DOCUMENTS; FURTHER ASSURANCES AND ADDITIONAL ACTS.

              (a) ENDORSEMENT OF OBLIGOR DOCUMENTS. At the request of Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and each Obligor shall promptly deliver to Agent evidence of the same.

              (b) FURTHER ASSURANCES AND ADDITIONAL ACTS. Each Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Agent with evidence of the foregoing reasonably satisfactory in form and substance to Agent.

              SECTION 14 NOTICES. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent, or delivered in accordance with the notice provisions contained in the Loan Agreement.

              SECTION 15 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Lender Group or Agent on behalf thereof to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to the Lender Group.

              SECTION 16    COSTS AND EXPENSES.

              (a) PAYMENTS BY THE OTHER OBLIGOR. Each of the Obligors jointly and severally agrees to pay to Agent for the benefit of the Lender Group on demand the reasonable out-of-pocket costs and expenses of the Lender Group, and the reasonable fees and disbursements of counsel to the Lender Group, in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement, and any amendments, modifications, or waivers of the terms thereof.

              (b) PAYMENTS BY THE OBLIGORS. Each of the Obligors jointly and severally agrees to pay to Agent for the benefit of the Lender Group on demand all costs and expenses of the Lender Group, and the fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of, and preservation of rights or interests under, this Agreement, including any losses, costs and expenses sustained by the Lender Group as a result of any failure by such Obligor to perform or observe its obligations contained in this Agreement.

              SECTION 17 SURVIVAL. All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid. Without limiting the generality of the foregoing, the obligations of each Obligor under Section 16 shall survive the satisfaction of the Senior Debt.

              SECTION 18 BENEFITS OF AGREEMENT. This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

              SECTION 19 BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Obligor and the Lender Group and their respective successors and permitted assigns.

              SECTION 20 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 21 SUBMISSION TO JURISDICTION. EACH OBLIGOR HEREBY (i) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND THE FEDERAL COURTS OF THE UNITED STATES SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS, OR AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY (iii) IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND
(iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW.

              SECTION 22    ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS.

              (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of each of the Obligors and the Lender Group with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions, and understandings, oral or written, with respect thereto.

              (b) AMENDMENTS AND WAIVERS. No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Obligors and Agent; and no waiver of any provision of this Agreement, or consent to any departure by any Obligor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

              SECTION 23 CONFLICTS. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

              SECTION 24 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

              SECTION 25 INTERPRETATION. This Agreement is the result of negotiations between, and have been reviewed by the respective counsel to, the Obligors and the several members of the Lender Group and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against the Lender Group merely because of the Lender Group's involvement in the preparation hereof.

              SECTION 26 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

              SECTION 27 TERMINATION OF AGREEMENT. Upon payment and performance in full of the Senior Debt, this Agreement shall terminate and Agent on behalf of the Lender Group shall promptly execute and deliver to each Obligor such documents and instruments as shall be necessary to evidence such termination; provided, however, that the obligations of each Obligor under Section 16 shall survive such termination.

              SECTION 28 ADDITIONAL OBLIGORS. The initial Obligors hereunder shall be such of the Obligors as are signatories hereto as of the date hereof. From time to time subsequent to the date hereof, additional Obligors, as required by the Loan Agreement or the other Loan Documents, may become parties hereto, as additional Obligors (each, an "Additional Obligor"), by executing and delivering a counterpart of this Agreement. Upon delivery of any such counterpart to Agent, notice of which is hereby waived by any other Obligor, each such Additional Obligor shall be an Obligor and shall be as fully a party hereto as if such Additional Obligor were an original signatory hereof. Each Obligor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Obligor hereunder. This Agreement shall be fully effective as to any Obligor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be an Obligor hereunder


                             [Signature page follows.]

              IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first written above.

                                      STAR TELECOMMUNICATIONS, INC.,
                                      a Delaware corporation


                                      By: /s/
                                      ------------------------------
                                      Title:


                                      CEO TELECOMMUNICATIONS, INC.,
                                      a California corporation


                                      By: /s/
                                      ------------------------------
                                      Title:

                                      CEO CALIFORNIA
                                      TELECOMMUNICATIONS, INC.,
                                      a California corporation


                                      By: /s/
                                      ------------------------------
                                      Title:


                                      PT-1 COMMUNICATIONS, INC.,
                                      a New York corporation


                                      By: /s/
                                      ------------------------------
                                      Title:

                                      PT-1 LONG DISTANCE, INC.,
                                      a New York corporation


                                      By: /s/
                                      ------------------------------
                                      Title:

                                      HELVEY COM, INC.,
                                      a Delaware corporation


                                      By: /s/
                                      ------------------------------
                                      Title:


                                      LUCIUS ENTERPRISES, INC.,
                                      a California corporation


                                      By: /s/
                                      ------------------------------
                                      Title:


                                      AS TELECOMMUNICATIONS, INC.,
                                      an Arizona corporation


                                      By: /s/
                                      ------------------------------
                                      Title:


                                      PT-1 TECHNOLOGIES, INC.,
                                      a Delaware corporation


                                      By: /s/
                                      ------------------------------
                                      Title:


                                      PT-1 HOLDINGS I, INC.,
                                      a Delaware corporation


                                      By: /s/
                                      ------------------------------
                                      Title:

                                      PT-1 HOLDINGS II, INC.,
                                      a Delaware corporation


                                      By: /s/
                                      ------------------------------
                                      Title:


                                      NATIONWIDE DISTRIBUTORS, INC.,
                                      a Delaware corporation


                                      By: /s/
                                      ------------------------------
                                      Title:


                                      TECHNOLOGY LEASING, INC.,
                                      a Delaware corporation


                                      By: /s/
                                      ------------------------------
                                      Title:


                                      PT-1 PHONECARD, L.P.,
                                      a Texas limited partnership


                                      By: /s/
                                      ------------------------------
                                      Title:


                                      PLATFORM SERVICES, L.P.,
                                      a Delaware limited partnership


                                      By: /s/
                                      ------------------------------
                                      Title:

                                      PT-1 COMMUNICATIONS PUERTO RICO, INC.,
                                      a Delaware corporation


                                      By: /s/
                                      ------------------------------
                                      Title:


                                      INVESTMENT SERVICES, INC.,
                                      a Delaware corporation


                                      By: /s/
                                      ------------------------------
                                      Title:


                                      FOOTHILL CAPITAL CORPORATION,
                                      a California corporation, as Agent


                                      By: /s/
                                      ------------------------------
                                      Title: